SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                   Syms Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094


                                                                   June 11, 2004


Dear Shareholder:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Syms Corp (the "Company") which will be held on July 15, 2004, at 10:30 a.m. at the offices of the Company.

     Information  about  the  meeting  and the  various  matters  on  which  the shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a proxy card and postage paid return envelope.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.


                                   Sincerely,


                                   Marcy Syms
                                   Chief Executive Officer

                                    SYMS CORP

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  JULY 15, 2004

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Syms Corp will be held at the office of the Company at Syms Way, Secaucus, New Jersey 07094, on Thursday, July 15, 2004 at 10:30 a.m. for the following purposes:

         1. To elect six (6) Directors to serve for the term of one (1) year or until their respective successors have been elected and qualified.

         2. To ratify the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending February 26, 2005.

         3. To vote on a Shareholder Proposal requesting indexed options, if properly presented at the meeting.

         4. To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     The Board of Directors recommends a vote FOR items 1 and 2 and a vote AGAINST item 3.

     The foregoing items of business are described more fully in the Proxy Statement accompanying this notice.

     The close of business on June 11, 2004 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and only shareholders of record at such time will be so entitled to vote.

     You are cordially invited to attend the meeting in person if possible. Please sign and date the enclosed proxy and return it in the envelope enclosed for this purpose, whether or not you plan to attend the meeting. It will assist us in keeping down the expenses of the meeting if shareholders return their signed proxies promptly, whether they own a few shares or many shares.

                                    By Order of the Board of Directors



                                    Antone F. Moreira
                                    Assistant Secretary

Secaucus, New Jersey
June 11, 2004

                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094

                                 PROXY STATEMENT
                              FOR ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                ON JULY 15, 2004

                                  INTRODUCTION

     This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation (the "Company"), of proxies for use at the July 15, 2004 Annual Meeting of the Shareholders of the Company or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's executive offices located at Syms Way, Secaucus, New Jersey 07094. The cost of preparing and mailing the proxy and this Proxy Statement and all other costs in connection with this solicitation of proxies will be borne by the Company. It is anticipated that the accompanying proxy and this Proxy Statement will be sent to shareholders of the Company on or about June 11, 2004.

     Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified. Any proxy in which no direction is specified will be voted FOR the election of the nominees for director, FOR the ratification of the appointment of BDO Seidman, LLP as independent accountants, and AGAINST the shareholder proposal regarding indexed stock options (collectively the "Proposals"), and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournment(s) or postponement(s) thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise, by notifying American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038 in writing, by executing a subsequent proxy or by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. The Company intends to reimburse brokerage companies and others for forwarding proxy materials to beneficial owners of shares.

     Only shareholders of record of the Company's voting securities as of the close of business on June 11, 2004 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 15,099,878 shares of common stock, par value $.05 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Annual Meeting. Concurrently with the mailing of this Proxy Statement, the Company is mailing its Annual Report for its fiscal year ended February 28, 2004 to shareholders of record on June 11, 2004.

     Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a representative of the Company's independent transfer agent appointed to serve as Inspector of Election at the meeting and who has executed and verified an oath of office. The holders of a majority of the shares of Common Stock issued and outstanding represented in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of BDO Seidman LLP as the Company's independent public accountants. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the shareholder proposal regarding indexed options. Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for quorum purposes but not counted in the tabulations of the votes cast on proposals presented to shareholders.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

     At the Annual Meeting, all six directors of the Company are to be elected for the term of one year or until their respective successors have been elected and qualified. It is intended that votes will be cast pursuant to proxies received from holders of Common Stock of the Company for the nominees listed below, unless the proxy contains contrary instructions. The affirmative vote of a plurality of the votes cast at the meeting is necessary for the election of directors.

     If any of the nominees listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for the remaining nominees and for such substitute nominee or nominees as the Board of Directors, in their judgment, designate. The Company at this time has no reason to believe that any of such nominees will decline or be unable to serve if elected.

     Mr. David A. Messer, who has been a Director of the Company since 1996, has recently notified the Board of Directors that he will not stand for re-election at the Annual Meeting. Based upon the recommendation of the Nominating & Corporate Governance Committee, the Board of Directors nominated Amber M. Brookman to fill the vacancy created by Mr. Messer not standing for re-election at the Annual Meeting.

     Background information with respect to the Board of Directors and nominees for election as directors, all of whom, except for Amber Brookman, are incumbent directors, appears below. Except for Marcy Syms, who is the daughter of Sy Syms, there is no family relationship between any nominee and any other nominee or executive officer of the Company. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such person's holding of equity securities of the Company.

NAME OF DIRECTOR OR NOMINEE FOR ELECTION           AGE      DIRECTOR SINCE                   POSITION
----------------------------------------           ---      --------------                   --------
Sy Syms (1)(2)(5)(6)..........................      78           1983           Chairman of the Board and Director of
                                                                                the Company

Marcy Syms (1)(2)(5)(6).......................      53           1983           Chief Executive Officer/President and
                                                                                Director of the Company

Antone F. Moreira.............................      67           1997           Vice President, Treasurer and Chief
                                                                                Financial Officer, Assistant Secretary
                                                                                and Director of the Company

Harvey A. Weinberg (3)(4).....................      66           1992           Director of the Company

Amber M. Brookman.............................      62           N/A            N/A

David A. Messer (3)(4)(7).....................      42           1996           Director of the Company

Wilbur L. Ross, Jr. (3)(4)....................      66        1983-1999;        Director of the Company
                                                                 2000

-----------------------

(1) Member of the Executive Committee of the Company.
(2) Sy Syms is the father of Marcy Syms.
(3) Member of the Stock Option Committee of the Company.
(4) Member of the Audit Committee of the Company.
(5) Member of the Nominating & Corporate Governance Committee of the Company.
(6) Member of the Compensation Committee of the Company.
(7) Mr. Messer's term as Director of the Company expires as of July 15, 2004. Mr. Messer will not be standing for re-election at the Annual Meeting.

NOMINEES FOR ELECTION AS DIRECTOR

The following individuals are nominees for director at the Annual Meeting:

     SY SYMS has been Chairman of the Board, Chief Executive Officer and a Director of the Company and/or its predecessors since 1959. Mr. Syms was Chief Operating Officer of the Company from 1983 to 1984. Mr. Syms has been a Director of Israel Discount Bank of New York since December 1991. On January 22, 1998, Mr. Syms resigned from his position as Chief Executive Officer. Since that date, Mr. Syms has been Chairman of the Board. Mr. Syms is Marcy Syms father.

     MARCY SYMS has been President and a Director of the Company since 1983 and Chief Operating Officer of the Company since 1984. On January 22, 1998, Marcy
Syms was named Chief Executive Officer/President. Marcy Syms is Sy Syms' daughter.

     ANTONE F. MOREIRA has been Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Syms Corp since May 1997. From 1996 to May 1997, Mr. Moreira was a financial consultant with Equitable Assurance Society, a financial services organization. From 1990 to 1995, Mr. Moreira was Executive Vice President and Chief Financial Officer of Stuarts Department Stores, Inc., a regional discount department store chain operating in New England. Mr. Moreira has been a Director of the Company since May 1997.

     HARVEY A. WEINBERG has been a consultant in various industries since April 1994. From April 1992 to April 1994, he was President and Chief Executive Officer of HSSI, Inc., a retailer of men's and women's apparel. From 1987 to September 1990, he was Chief Executive Officer and Vice Chairman of the Board of Directors of Hartmarx Corporation and from 1990 to September 1992, he served as Chairman of such Board of Directors. He is a trustee of Glimcher Realty Trust, a real estate investment trust. He is also a Director of R.G. Barry Corp. He has been a Director of the Company since 1992.

     AMBER M. BROOKMAN has been President and CEO of Brookwood Companies for the past fourteen years. Brookwood Companies is a textile and apparel company. Ms. Brookman manages the activities of five divisions of Brookwood, as well as its wholly owned subsidiaries Brookwood Laminating, Kenyon Industries, Inc., XtraMile and Solutions 4.

     WILBUR L. ROSS, JR. has been a principal of W L Ross & Company LLC since 2000. Mr. Ross was Managing Director of Rothchild, Inc. from 1976 to 1999. He was a Director of the Company from 1983 through March 1999 and was reappointed Director in October 2000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED FOR EACH NOMINEE NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended February 28, 2004 there were four meetings of the Board of Directors. Each director attended all of the fiscal 2003 meetings of the Board of Directors and the committees of which he or she was a member during the 2003 fiscal year, except one Director missed a Board of Director's meeting during this fiscal year.

     Based on information supplied to it by the Directors, the Board of Directors has affirmatively determined that each of Harvey A. Weinberg, David A. Messer and Wilbur L. Ross, Jr. are "independent" under the listing standards of the New York Stock Exchange and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"). The Board of Directors has further determined that Amber M. Brookman, if elected, would be "independent" under the listing standards of the New York Stock Exchange ("NYSE") and the rules and regulations promulgated by the Securities and Exchange Commission. The Board of Directors has made such determinations based on the fact that none of such persons have had, or currently have any material relationship with the Company or its affiliates or any executive officer of the Company or his or her affiliates, that would currently impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship.

     The Board of Directors has determined that the Company is a "controlled company" (as defined in the NYSE listing standards) based on the fact that more than 50% of the voting power of the Company's voting stock is held by a group comprised of Sy Syms, individually and as trustee of The Sy Syms Revocable Living Trust, dated March 17, 1989, as amended, and Marcy Syms, individually and as trustee of The Laura Merns Living Trust, dated February 14, 2003. As a result, the Company is exempt from the provisions of the NYSE listing standards requiring that (i) a majority of the board consist of independent directors,
(ii) the nominating committee be composed entirely of independent  directors and
(iii) the compensation committee be composed entirely of independent directors.

     The Committees of the Board of Directors include an Audit Committee, an Executive Committee, a Stock Option Committee, a Compensation Committee and a Nominating & Corporate Governance Committee.

     The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent certified public accountants concerning the scope of their examination of the books and records of the Company and their audit and non-audit fees, recommending to the Board of Directors the appointment of independent certified public accountants, reviewing and approving related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The Board of Directors had adopted a written charter setting out the functions of the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A, which will be available on the Company's website at www.syms.com and is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. The current members of the Audit Committee are Harvey A. Weinberg (Chairman), David A. Messer and Wilbur L. Ross, Jr., none of whom is, or has ever been, an officer or employee of the Company and are all considered "independent" for the purposes of the New York Stock Exchange listing standards. In addition to meeting the independence standards of the NYSE, each member of the Audit Committee is financially literate and meets the independence standards established by the SEC. The Board of Directors has also determined that Wilbur L. Ross, Jr. has the requisite attributes of an "audit committee financial expert" as defined by regulations of the SEC and that such attributes were acquired through relevant education and experience. The Audit Committee met four times during the fiscal year ended February 28, 2004.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law. The members of the Executive Committee are Sy Syms and Marcy Syms. The Executive Committee did not meet during the fiscal year ended February 28, 2004.

     The Stock Option Committee, which was formed by the Board of Directors on April 27, 2004, reviews and recommends to the Board of Directors renumeration arrangements and compensation plans for the Company's officers and key employees and administers the Company's Amended and Restated Incentive Stock Option and Appreciation Plan, as amended (the "Option Plan"), and determines the officers and key employees who are to be granted options under the Option Plan and the number of shares subject to such options. The members of the Stock Option Committee are David A. Messer, Wilbur L. Ross, Jr. and Harvey A. Weinberg, none of whom is, or has ever been, an officer or employee of the Company and are all "independent" for the purposes of the NYSE listing standards. The Stock Option Committee did not meet during the fiscal year ended February 28, 2004.

     In addition, the Company's Stock Option - Compensation Committee of the Board of Directors, which administered the Company's Option Plan and is the predecessor committee to the Stock Option Committee, was composed of the following board members until April 27, 2004: David A. Messer, Wilbur L. Ross, Jr. and Harvey A. Weinberg. The Stock Option - Compensation Committee met once during the fiscal year ended February 28, 2004.

     The Compensation Committee, which was formed by the Board of Directors on April 27, 2004, is responsible for reviewing and approving, for the CEO and other executives of the Company, annual base salary, and for determining director compensation and benefit programs (other than those programs administered by the Stock Option Committee). The full Board of Directors reviews and approves the recommendations of the Compensation Committee for the annual base salary of the CEO and Chairman of the Board. The current members of the Compensation Committee are Sy Syms and Marcy Syms. The Compensation Committee did not meet during the fiscal year ended February 28, 2004.

     The Nominating & Corporate Governance Committee, which was formed by the Board of Directors on April 27, 2004, seeks to, among other things, find qualified individuals to serve as Directors of the Company. The current members of the Nominating & Corporate Governance Committee are Marcy Syms and Sy Syms. The Nominating & Corporate Governance Committee did not meet during the fiscal year ended February 28, 2004.

     Minimum Qualifications. The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Nominating & Corporate Governance Committee believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company, (ii) results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to it competitors.

     Nominating Process. The Nominating & Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent directors, shareholders, Company management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board of Directors. If a vacancy arises or the Board of Directors decides to expand its membership, the Nominating & Corporate Governance Committee asks each director to submit a list of potential candidates for consideration. The Nominating & Corporate Governance Committee then evaluates each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. At that time, the Nominating & Corporate Governance Committee also will consider potential nominees submitted by shareholders in accordance with the procedures adopted by the Board of Directors, the Company's management and, if the Nominating & Corporate Governance Committee deems it necessary, retain an independent third party search firm to provide potential candidates. The Nominating & Corporate Governance Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by members of the Board of Directors, Company management, third party search firms or other sources.

     After completing this process, the Nominating & Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Nominating & Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company's needs. The Nominating & Corporate Governance Committee will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the Nominating & Corporate Governance Committee. All such interviews are held in person, and include only the candidate and the Nominating & Corporate Governance Committee members. Based upon interview results and appropriate background checks, the Nominating & Corporate Governance Committee then decides whether it will recommend the candidate's nomination to the full Board of Directors.

     When nominating a sitting director for re-election at an annual meeting, the Nominating & Corporate Governance Committee will consider the director's performance on the Board of Directors and the director's qualifications in respect of the criteria referred to above.

     Consideration of Shareholder Nominated Directors. The Nominating & Corporate Governance Committee will consider candidates for the Board of Directors submitted by shareholders in a timely manner in accordance with applicable securities laws. Any shareholder wishing to submit a candidate for consideration should send the following information to the Company's Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094: (i) shareholder's name, number of shares owned, length of period held, and proof of ownership; (ii) name, age and address of candidate; (iii) a detailed resume describing, among other things, the candidate's educational background, occupation, employment history for at least the previous five years, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.); (iv) a supporting statement which describes the candidate's reasons for seeking election to the Board of Directors; (v) a description of any arrangements or understandings between the candidate and the Company; and (vi) a signed statement from the candidate, confirming his or her willingness to serve on the Board of Directors.

CORPORATE GOVERNANCE

     CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

     The Board of Directors has adopted Corporate Governance Guidelines. The Board of Directors has also adopted a Code of Business Conduct and Ethics. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics will be available on the Company's website at www.syms.com. A copy of the Corporate Governance Guidelines and a copy of the Code of Business Conduct and Ethics are available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

     The Board of Directors has adopted a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer and Controller, which will be available on the Company's website at www.syms.com. A copy of the Code of Ethics for Senior Financial Officers is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     NON-MANAGEMENT DIRECTORS

     Non-management directors will meet in executive sessions routinely and regularly and, if the group of non-management directors includes any director who is not "independent," the independent directors will meet at least once a year in an executive session of only independent directors. As appropriate, some of the executive sessions of the non-management directors should be with the CEO and some should be outside the presence of the CEO and any other management officials.

     COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

     Shareholders and other interested persons seeking to communicate with the Board of Directors should submit any communications in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Company's Assistant Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed.

     ATTENDANCE AT ANNUAL MEETINGS

     All Board of Director's members are expected to attend in person the Company's annual meeting of shareholders and be available to address questions or concerns raised by shareholders.

                            COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an officer or employee of the Company receives a Director's fee presently established at the rate of $3,500 per meeting for attending regular or special meetings of the Board of Directors. Additionally, each committee member of the Board of Directors receives $500 for any committee meeting attended by such member, together with travel expenses related to such attendance. Directors who are officers or employees of the Company do not receive any additional compensation by reason of their service as directors.

                               EXECUTIVE OFFICERS

     The Company's executive officers, as well as additional information with respect to such persons, are set forth in the table below:

     NAME                      AGE            POSITION
     ----                      ---            --------

     Sy Syms                    78            Chairman of the Board and Director
     Marcy Syms                 53            Chief Executive Officer/President and Director
     Antone F. Moreira          67            Vice President, Chief Financial Officer, Treasurer, Assistant
                                              Secretary and Director
     Ronald Zindman             54            Executive Vice President, General Merchandise Manager
     Allen Brailsford           60            Executive Vice President, Operations
     Myra Butensky              45            Vice President, Divisional Merchandise Manager
                                              Men's Tailored Clothing
     James Donato               48            Vice President, Operations
     Elyse Marks                51            Vice President, Information Services
     John Tyzbir                50            Vice President, Human Resources

     Information with respect to executive officers of the Company who also are Directors is set forth on Page 3 of this Proxy Statement.

     RONALD ZINDMAN has been Executive Vice President - General Merchandise Manager of the Company since March 1997. He was Vice President, General Merchandise Manager, Ladies, Men's and Haberdashery of the Company from July 1994 to March 1997. Previously, Mr. Zindman was Vice President - General Merchandise Manager Ladies of the Company from March 1993 to July 1994 and a buyer of men's and women's merchandise from March 1990 to March 1993.

     ALLEN BRAILSFORD has been Executive Vice President of the Company since April 2001. Mr. Brailsford was Vice President of Operations of the Company from March 1992 to March 2001, and from March 1985 to March 1992, he was Director of Distribution of the Company.

     MYRA BUTENSKY has been Vice President - Divisional Merchandise Manager, Men's Tailored Clothing of the Company since January 1999. From May 1998 to January 1999, Ms. Butensky was Divisional Merchandise Manager, Ladies, of the Company. From June 1991 to April 1998, Ms. Butensky was a ladies buyer. Prior to joining the Company in 1991, Ms. Butensky was a buyer with Popular Trading Club, Inc, and also spent 10 years with Macy's in a number of buying positions.

     JAMES DONATO has been Vice President of Operations of the Company since April 2001. From November 1997 to March 2001 he was Director of Store Planning of the Company. Prior to November 1997, Mr. Donato was in store management as a District Manager and Store Manager of the Company.

     ELYSE MARKS has been Vice President of MIS of the Company since April 2001. From November 1999 to March 2001, Ms. Marks was Director of MIS of the Company. Prior to November 1999, Ms. Marks was manager of MIS and store systems of the Company. From 1983 to 1987, she was also in store management for the Company.

     JOHN TYZBIR has been Vice President - Human Resources of the Company since April 1999. From October 1997 to April 1999, Mr. Tyzbir was Director of Human Resources of the Company. From January 1995 to October 1997, Mr. Tyzbir was Director of Human Resources of Zallie Supermarkets Corp. From June 1991 to January 1995, Mr. Tyzbir was Director of Human Resources and Planning of Carson Pirie Scott Inc.

     The Company's officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of June 11, 2004, by each person known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock, by each Director, each nominee for Director, each of the executive officers named in the Summary Compensation Table, and by all Directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP                   PERCENT OF
  NAME AND ADDRESS  OF BENEFICIAL OWNER                OF COMMON STOCK AS OF JUNE 11, 2004              CLASS
  -------------------------------------                -----------------------------------              -----

  Sy Syms....................................                      6,046,383 (1)                        39.2%
  Syms Way, Secaucus, NJ  07094

  Marcy Syms.................................                      2,290,267 (2)(3)                     16.0%
  Syms Way, Secaucus, NJ 07094

  Tweedy, Browne Company, LLC................                      1,286,619 (4)                        8.42%
  350 Park Avenue
  New York, NY 10022

  Franklin Advisory Services, LLC............                      1,430,000 (5)                         9.3%
  777 Mariner's Island Blvd.
  San Mateo, CA 94404

  Dimensional Fund Advisors, Inc.............                      1,289,600 (6)                         7.2%
  1299 Ocean Avenue
  Santa Monica, CA 90401

  Ronald  Zindman............................                        180,200 (7)                         1.0%
  Syms Way, Secaucus, NJ 07094

  Harvey A. Weinberg.........................                            200                               *
  2384 Augusta Way
  Highland Park, IL 60035

  Allen Brailsford...........................                          5,200                               *
  Syms Way, Secaucus, NJ 07094

  David A. Messer............................                          2,000                               *
  Sempra Energy
  58 Commerce Road
  Stamford, CT 06902

  Antone F. Moreira..........................                          5,000                               *
  Syms Way, Secaucus, NJ 07094

  Wilbur L. Ross, Jr.........................                          3,000                               *
  WL Ross & Company LLC
  101 East 52nd Street
  New York, NY 10022

  Amber M. Brookman .........................                           --                               N/A
  Brookwood Companies, Inc.
  232 Madison Avenue, 10th Floor
  New York, NY 10016

  All directors and executive officers as a                        8,547,250                            56.6%
  group (12 persons).........................

-----------------------------

  * Less than one percent.

    (1) Includes (a) 6,046,283 shares held in the Sy Syms Revocable Living Trust, dated March 17, 1989, as amended (the "Sy Syms Revocable Living Trust"); Sy Syms retains the sole voting power of such shares and the right to revoke the Sy Syms Revocable Living Trust at any time, and (b) 100 shares held by Sy Syms as custodian for Jillian E. Merns.
    (2) Includes 537,500 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 11, 2004.
    (3) Includes (a) 697,592 shares held in the Laura Merns Living Trust, dated February 14, 2003, between Laura Merns, as settlor, and Marcy Syms, as trustee, and (b) 317,183 shares held in the Marcy Syms Revocable Living Trust, dated January 12, 1990, as amended; Marcy Syms retains the sole voting power of such shares and the right to revoke the Marcy Syms Revocable Living Trust at any time.
    (4) Tweedy, Browne Company LLC ("Tweedy") has sole voting and dispositive power with respect to 1,286,619 of its shares. This information is based upon a Schedule 13G publicly filed by Tweedy in January 2004.
    (5) Franklin Advisory Services, LLC ("Franklin") has sole voting and dispositive power with respect to 1,430,000 of its shares. This information is based upon a Schedule 13G publicly filed by Franklin in February 2001.
    (6) Dimensional Fund Advisors, Inc. ("Dimensional") has sole voting and dispositive power with respect to 1,289,600 of its shares. This information is based upon a Schedule 13G publicly filed by Dimensional in February 2004.
    (7) Includes 178,000 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 11, 2004.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its subsidiaries for the last three fiscal years to its five most highly compensated executive officers, including the Chief Executive Officer, serving as such at the end of the most recently completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                       AWARDS (2)
                                                                                       SECURITIES        ALL OTHER
                                                                                       UNDERLYING        COMPENSA-
                                                       ANNUAL COMPENSATION            OPTIONS/SARS       TION (3)
                                                    -------------------------         ------------       --------
NAME AND PRINCIPAL POSITION              YEAR (1)       SALARY          BONUS
---------------------------              --------   ---------------     -----

Sy Syms.............................     2003       $624,988 (4)(5)    $     0               0            $     0
Chairman of the Board                    2002       $721,138 (4)(5)    $     0               0            $     0
                                         2001       $824,980 (4)(5)    $     0               0            $     0

Marcy Syms .........................     2003       $578,485 (4)       $     0               0            $     0
Chief Executive Officer/President        2002       $589,544 (4)       $     0               0            $     0
                                         2001       $573,332 (4)       $     0               0            $     0

Ronald Zindman......................     2003       $399,023           $     0               0            $     0
Executive Vice President-                2002       $350,000           $     0               0            $     0
General Merchandise Manager              2001       $350,000           $     0               0            $     0

Antone F.Moreira....................     2003       $156,000           $     0               0            $     0
Vice President, Chief Financial          2002       $150,800           $     0               0            $     0
Officer, Treasurer and Assistant
Secretary                                2001       $150,800           $     0               0            $     0

Allen Brailsford....................     2003       $137,600           $10,000               0            $     0
Executive Vice President                 2002       $132,600           $     0               0            $     0
Operations                               2001       $132,600           $     0               0            $     0

(1) The compensation reported for fiscal years ended February 28, 2004, March 1, 2003 and March 2, 2002 reflects annual salaries for a 52-week period.
(2) During the period covered by the table, the Company did not make any restricted stock awards or have in effect (or make payments under) any long term incentive plan other than the Option Plan, pursuant to which only stock options, but no stock appreciation rights, were awarded.
(3) Company's contributions to a defined contribution profit sharing retirement plan.
(4) Sy Syms is paid at a weekly rate of $12,019 and Marcy Syms is paid at a weekly rate of $11,033.
(5) Excludes payments made under the lease of the Elmsford store. See "Certain Relationships and Related Transactions."

                       STOCK OPTION GRANTS IN FISCAL 2003

     No stock options or stock appreciation rights were granted to the executive officers named in the Summary Compensation Table during the fiscal year ended February 28, 2004.

                         AGGREGATED OPTION/SAR EXERCISES
            IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information concerning exercises of stock options as of February 28, 2004 by the executive officers named in the Summary Compensation Table and the value of unexercised options held by them at February 28, 2004.

                                                           NUMBER OF  SECURITIES            VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED               IN-THE-MONEY
                            NUMBER OF                         OPTIONS/SARS AT                  OPTIONS/SARS AT
                              SHARES          VALUE        FEBRUARY 28, 2004 (1)           FEBRUARY 28, 2004 ($)(2)
                           ACQUIRED ON      REALIZED     --------------------------       --------------------------
    NAME                     EXERCISE          ($)       EXERCISABLE  UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
    ----                     --------          ---       -----------  -------------       -----------  -------------

   Sy Syms                        0             0               0           0                   0            0
   Marcy Syms                     0             0          537,500          0               710,938          0
   Ronald Zindman                 0             0          178,000          0               205,888          0
   Antone F. Moreira              0             0            5,000          0                11,375          0
   Allen Brailsford               0             0            5,000          0                11,375          0

   -----------------------------
   (1) No SARs are held.
   (2) Based upon a closing price of $7.90 per share of Common Stock on the NYSE on February 28, 2004.

                                  PENSION PLAN

     The following table sets forth the estimated annual benefits payable on retirement to persons in specified renumeration and years of participation classifications under the Company's defined benefit pension plan (the "Pension Plan") for employees not covered under collective bargaining agreements:

HIGHEST FIVE                                        15           20           25           30           35
YEAR AVERAGE                                     YEARS OF     YEARS OF     YEARS OF     YEARS OF     YEARS OF
COMPENSATION                                      SERVICE      SERVICE      SERVICE      SERVICE      SERVICE
------------                                      -------      -------      -------      -------      -------

 $  50,000   .............................        $ 5,700      $ 7,600      $ 9,500       $9,500      $ 9,500
    75,000   .............................          8,550       11,400       14,250       14,250       14,250
   100,000   .............................         11,400       15,200       19,000       19,000       19,000
   125,000   .............................         14,250       19,000       23,750       23,750       23,750
   150,000   .............................         17,100       22,800       28,500       28,500       28,500

     Each participant in the Pension Plan is entitled to an annual retirement benefit equal to 19% of the average compensation (excluding bonuses) during his five consecutive highest paid calendar years during the ten years prior to retirement except that the annual benefit payable to Sy Syms at normal retirement, as per the Pension Plan, cannot exceed $70,000. A participant's interest vests over a seven year period commencing in the third year at the rate of 20% after completing three years of employment and 20% for each year thereafter, and is 100% vested after the completion of seven years of service. Benefit payments are made in the form of one of five annuity payment options elected by the participant. Amounts in the table are based on a straight life annuity. For the executive officers named in the Summary Compensation Table, compensation for purposes of the Pension Plan generally corresponds to the amounts shown in the "Salary" column of the Summary Compensation Table.

     Currently no more than $160,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Pension Plan. Executive officers in the Summary Compensation Table were credited with the following years of service at December 31, 2003: Sy Syms, 30 or more years; Marcy Syms, 26 or more years; Ronald Zindman, 14 years; Allen Brailsford, 19 or more years; and Antone Moreira 7 or more years. Benefits under the Pension Plan are not subject to any deduction for social security or other offset amount. The annual retirement benefit is reduced pro rata if the employee has completed less than fifteen years of service. Effective December 31, 1994, the plan was amended to change the pro rata reduction to be based on 25 years of participation. A participant is entitled to be paid his benefits upon his retirement at age 65. If a participant has completed at least 15 years of service he may retire upon reaching age 55 but the benefits he receives will be actuarially reduced to reflect the longer period during which he will receive a benefit. A participant who leaves the Company for any reason other than death, disability or retirement will be entitled to receive the vested portion of his benefit payable over different periods of time depending on the aggregate amount vested and payment option elected.

                              EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement dated November 1, 1996 with its Executive Vice President - General Merchandise Manager, Ronald Zindman. Pursuant to the agreement, Mr. Zindman is to receive a minimum salary of $225,000 per year from inception through March 1, 1997; $300,000 per year for the next succeeding three years; $350,000 per year for the next succeeding three years; $400,000 per year for the next succeeding three years; and $450,000 per year for the final three years of the agreement. The agreement is to remain in effect until March 1, 2009. Termination of the agreement by the Company before that date will require a payment to Mr. Zindman equal to 150% of one year's salary (at the employee's then current rate). If this agreement is terminated by the employee prior to its final term, the Company must pay to the employee a sum equal to 60% of one year's salary (also at the employee's then current rate).

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All of the members of the Stock Option Committee are non-employee directors and none has any direct or indirect material interest in or relationship with the Company outside of his position as a Director. The members of this Committee are Harvey A. Weinberg, David A. Messer and Wilbur L. Ross, Jr.

     In addition, the Stock Option - Compensation Committee, the predecessor committee to the Stock Option Committee, was composed entirely of non-employee directors that had no direct or indirect material interest in or relationship with the Company outside of his position as a Director. The Stock Option - Compensation Committee was composed of the following board members until April 27, 2004: David A Messer, Wilbur L. Ross, Jr. and Harvey A. Weinberg.

     No executive officer of the Company served during fiscal 2003 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers serves on the Stock Option - Compensation Committee of the Company; (ii) as a director of another entity, one of whose executive officers served on the Stock Option-Compensation Committee of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND "REPORT OF THE COMPENSATION COMMITTEE" SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                PERFORMANCE GRAPH

     Below is a graph comparing the cumulative total shareholders return on the Company's Common Stock for the last six fiscal years (beginning February 26, 1999 and ending February 27, 2004, the last trading date for fiscal 2003) with the cumulative total return of the Wilshire 5000 Index and the S&P Retail Composite Index over the same period (assuming (i) the investment of $100 on February 26, 1999 in the Company's Common Stock and in each of these two Indexes, (ii) reinvestment of all dividends and (iii) no payment of brokerage or other commissions or fees).


            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

                  2/26/99    2/25/00    3/2/01    3/1/02    2/28/03     2/27/04

Syms Corp           100        55         72        72         94         100
S&P Retail          100        106        103       119        85         133
Wilshire 5000       100        118        101       92         71         99


REPORT OF THE STOCK OPTION - COMPENSATION COMMITTEE

     The Stock Option - Compensation Committee's (the predecessor committee to both the Stock Option Committee and the Compensation Committee) through its executive compensation policy, strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Stock Option - Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Company has only one employment agreement with an executive officer, Ronald Zindman, and has only one executive compensation plan, the Option Plan.

     The determination of compensation ranges for executive officers reflects a review of salaries and bonuses for executive officers holding similar positions in retailers of relatively comparable size and orientation. However, in making compensation decisions, the Stock Option - Compensation Committee remains cognizant of the Board of Directors' responsibility to enhance shareholder value. The Stock Option - Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive's individual performance and the Company's performance relative to its past performance and the performance of competitors. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the Option Plan, which aligns the interests of executives with those of shareholders.

     Determination of Marcy Syms' compensation as the Company's Chief Executive Officer for the fiscal year ended February 28, 2004 reflects the Company's performance and a comparison with chief executive officer compensation of the Company's competitors, but also reflects recognition of Ms. Syms unique, ongoing contribution to the growth, success and profitability of the Company.

     It is the responsibility of the Stock Option - Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Stock Option -Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any Executive Officer will receive any such compensation in excess of this limit. Therefore, the Stock Option - Compensation Committee has not taken any action to comply with the limit.

                                           STOCK OPTION - COMPENSATION COMMITTEE
                                           Harvey A. Weinberg
                                           David A. Messer
                                           Wilbur L. Ross, Jr.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases its store in Elmsford, New York from Sy Syms, Chairman of the Board and principal shareholder of the Company at an annual fixed rent of $796,500. The lease for this store between the Company and Mr. Syms expires November 30, 2010. During the fiscal year ended February 28, 2004, the Company paid to Sy Syms approximately $796,500 in fixed rent.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company's independent auditors are  responsible  for  expressing  an opinion on the  conformity of the
Company's audited financial statements to generally accepted accounting principles.

     In this  context,  the Audit  Committee  has  reviewed and  discussed  with management and the independent auditors the Company's audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (independence discussions with audit committees) and discussed with them their independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2004, for filing with the Securities and Exchange Commission.

                                           AUDIT COMMITTEE
                                           David A. Messer
                                           Harvey A. Weinberg
                                           Wilbur L. Ross, Jr.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                   PROPOSAL 2

     The independent accountants for the Company for the fiscal year ended March 1, 2003 and from March 2 through May 28, 2003 were Deloitte & Touche LLP ("Deloitte & Touche"). The Audit Committee of the Company has appointed BDO Seidman, LLP ("BDO Seidman") as the independent accountants for the Company for the fiscal year ending February 26, 2005 and recommends that shareholders ratify such appointment. The affirmative vote of a majority of the votes cast at the meeting is necessary for ratification of the appointment of BDO Seidman as the independent accountants for fiscal 2004. If the shareholders do not ratify the appointment of BDO Seidman as the Company's independent accountants, the Audit Committee will reconsider this selection.

     On May 23, 2003, upon the recommendation of the Company's Audit Committee, the Company's Board of Directors voted to approve the engagement of BDO Seidman as the Company's independent auditors. BDO Seidman will replace Deloitte &
Touche as the Company's independent auditors. Effective May 28, 2003, the Company dismissed Deloitte & Touche as the Company's independent auditors. Deloitte & Touche and its predecessor firms had audited the financial statements of the Company for more than the past ten fiscal years and served as the Company's independent accountants for the fiscal year ended March 1, 2003.

     None of Deloitte & Touche's reports on the Company's consolidated financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Deloitte & Touche as the independent accountants, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such period; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Deloitte & Touche with a copy of the foregoing statements and received a letter from Deloitte & Touche stating its agreement with such statements. The Company filed this letter as an exhibit to its current report on Form 8-K/A filed with the SEC on June 3, 2003.

     During the Company's two most recent fiscal years and any subsequent interim period prior to engaging BDO Seidman as the independent accountants, the Company did not consult BDO Seidman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item); or (iii) a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     A representative of BDO Seidman is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders. A representative from Deloitte & Touche is not expected to be present at this meeting.

     Audit Fees: Audit fees billed to the Company by BDO Seidman for auditing the Company's annual financial statements for the fiscal year ended February 28, 2004 and reviewing the financial statements included in the Company's quarterly reports on Form 10-Q amounted to $125,000. Audit fees billed to the Company by Deloitte & Touche for auditing the Company's annual financial statements for the fiscal year ended March 1, 2003 and reviewing the financial statements included in the Company's quarterly reports on Form 10-Q amounted to $150,000.

     All Other Fees. There were no audit related fees for fiscal 2003 or 2002.

     Tax Fees: In fiscal 2003 and 2002, the Company paid Deloitte & Touche tax fees of $25,135 and $14,000, respectively. Tax fees included professional services rendered for tax compliance, tax advice and tax planning.

     Audit Related Fees: Fees for employee benefit related services billed by BDO Seidman during the fiscal year ended February 28, 2004 amounted to approximately $30,000. Fees for employee benefit related services billed by Deloitte & Touche during the fiscal year ended March 1, 2003 amounted to approximately $30,000.

     PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee Charter adopted by the Board of Directors of the Company requires that, among other things, the Audit Committee pre-approve the rendering by the Company's independent auditor of all audit and permissible non-audit services. The Audit Committee has pre-approved the services provided by BDO Seidman and Deloitte & Touche referred to above.

     The Company and the Audit Committee have considered whether other non-audit services by BDO Seidman are compatible with maintaining the independence of BDO Seidman in its audit of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                SHAREHOLDER PROPOSAL REGARDING "INDEXED OPTIONS"
                                   PROPOSAL 3

     Joseph S. Criscione, 76 Blackburn Road, Basking Ridge, New Jersey 07920, owner of 4,000 shares, submitted the following proposal:

     "Resolved, that the shareholders of Syms Corporation request that the Board of Directors adopt an executive compensation policy that all future stock option grants to senior executives shall be performance-based. For the purposes of this resolution, a stock option is performance-based if the option exercise price is indexed or linked to an industry peer group stock performance index so that the options have value only to the extent that the Company's stock price performance exceeds the peer group performance level.

     Statement of Support: As a well informed shareholder of the Company, I support executive compensation policies and practices that provide challenging performance objectives and serve to motivate executives to achieve long-term corporate value maximization goals. In my opinion stock option grants can and do often provide levels of compensation well beyond those merited. In my opinion, it has become abundantly clear that stock option grants without specific performance-based targets often reward executives for stock price increases due solely to a general stock market rise, rather than to extraordinary company performance.

     Stock options whose exercise price moves with an appropriate peer group index composed of a company's primary competitors are a type of option that I believe addresses these concerns. The resolution requests that the Company's Board ensure that future senior executive stock option plans link the options exercise price to an industry performance index associated with a peer group of companies selected by the Board, such as those companies used in the Company's proxy statement to compare 5 year stock price performance.

     Implementing an indexed stock option plan would mean that our Company's participating executives would receive payouts only if the Company's stock price performance was better then that of the peer group average. By tying the exercise price to a market index, indexed options reward participating executives for outperforming the competition. Indexed options would have value when our Company's stock price rises in excess of its peer group average or declines less than its peer group average stock price decline. By downwardly adjusting the exercise price of the option during a downturn in the industry, indexed options remove pressure to reprice stock options. In short, superior performance would be rewarded.

     At present, stock options granted by the Company are not indexed to peer group performance standards. As an owner, I feel strongly that our Company would benefit from the implementation of a stock option program that rewarded superior long-term corporate performance. I urge your support for this important governance reform."

                        THE BOARD OF DIRECTORS RECOMMENDS
     THAT THE SHAREHOLDERS VOTE AGAINST PROPOSAL 3 REGARDING INDEXED OPTIONS

     The Board of Directors has considered this proposal and considers it unnecessary and not in the best interests of the Company and its shareholders.

     The Company's executive compensation policy with respect to stock option grants is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee strives to provide compensation rewards based upon both corporate and individual performance. In making compensation decisions, the Stock Option Committee remains cognizant of the Board of Directors' responsibility to enhance shareholder value.

     The Company's current long-term incentive programs for executives gives the Stock Option Committee the flexibility to align the interest of executives with those of shareholders by enabling the Company to attract and retain key employees and to secure for the Company the benefits of the incentive inherent in ownership of the Company's equity securities by employees who are responsible for the continuing growth and success of the Company. An indexed option plan would restrict the flexibility the Stock Option Committee currently has and would not necessarily allow the Company to provide a direct link between executive performance and long-term value for shareholders.

     In addition, an indexed option plan would raise complex financial and accounting issues. Under such a plan, strike prices would vary widely over time in accordance with the relative performances of the Company and its peer group, requiring elaborate and burdensome calculations each quarterly financial reporting period.

     Use of indexed options results in variable accounting treatment under generally accepted accounting principles ("GAAP"), requiring a quarterly charge to earnings. In contrast, GAAP does not require expense treatment for fixed term stock options, e.g., options with no performance conditions attached. Thus, regardless of the merits of indexed options from a compensation standpoint, current accounting rules effectively make it financially imprudent to award them. The charges resulting from the use of indexed options could depress and add artificial volatility to the Company's earnings, clearly an outcome contrary to the best interests of shareholders.

     Few companies presently grant indexed stock options. Forcing the Company to grant indexed options could place it at a substantial disadvantage in recruiting and retaining executives in competition with other companies not burdened with similar requirements.

     For the reasons stated above, the Board of Directors recommends a vote against the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 3 REGARDING INDEXED OPTIONS. PROXIES SOLICITED HEREBY WILL BE VOTED AGAINST THE PROPOSAL UNLESS A VOTE FOR THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies therein in accordance with their best judgment on such matters.

                         NOTICE OF SHAREHOLDER PROPOSALS

     Proposals of shareholders to be considered by the Company for inclusion in the proxy material for the annual meeting in 2005, must be received by the Company not later than February 1, 2005 and must comply with the proxy solicitation rules of the Securities and Exchange Commission. In accordance with Rule 14a - 4(c) (1) of the Securities Exchange Act of 1934, as amended, management proxy holders intend to use their discretionary voting authority with respect to any shareholder proposal raised at the annual meeting in 2005 as to which the proponent fails to notify the Company on or before May 1, 2005 (45 days prior to the date on which this Proxy Statement was first mailed to shareholders).

                          ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report for the fiscal year ended February 28, 2004, including financial statements, is being mailed to shareholders of the Company with this Proxy Statement. The Annual Report does not constitute a part of the Proxy Solicitation materials. Shareholders may without charge, obtain copies, excluding certain exhibits, of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests for this Report should be addressed to Investor Relations, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

                                           By Order of the Board of Directors


                                           Antone F. Moreira
                                           Assistant Secretary

June 11, 2004

                                                                      APPENDIX A

                                    SYMS CORP

                             AUDIT COMMITTEE CHARTER

I.  PURPOSE

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Syms Corp (the "Company") to assist the Board in its oversight responsibilities relating to (1) the integrity of the financial statements of the Company and its financial reporting process, (2) internal and external auditing and the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor,
(4) the integrity of the Company's systems of internal accounting and financial controls, and (5) the compliance by the Company with legal and regulatory requirements.

II.  COMMITTEE MEMBERSHIP

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange and applicable law, including the Sarbanes-Oxley Act of 2002 (the "Act"). All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment and at least one member of the Committee shall be an "audit committee financial expert," as defined under the Act and the regulations promulgated thereunder, unless the Board shall have determined that the members of the Committee have sufficient expertise in financial statement oversight that such expert is not necessary, which determination shall be disclosed in the Company's applicable Form 10-K.

The members of the Committee shall be appointed by the Board. Committee members may be replaced by the Board. Members of the Committee may not serve on more than three public company audit committees (including a member's service on the Committee), unless the Board determines that such service does not impair such member's ability to serve on the Committee, which determination shall be disclosed in the Company's applicable proxy statement.

III.  COMMITTEE AUTHORITY AND RESPONSIBILITY

      o The Committee shall be solely responsible for the appointment and retention (or termination) of the independent auditor, and shall be solely responsible for the compensation and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

      o The Committee shall have the authority to engage independent counsel, accounting or other advisors to advise the Committee as it determines appropriate to assist in the full performance of its functions.

      o The Committee shall approve in advance all audit services and all non-audit services provided by the independent auditors based on policies and procedures developed by the Committee. The Company shall provide the Committee with appropriate funding, as determined by the Committee, to (i) compensate the registered public accounting firm engaged for the purpose of rendering an audit report or related work or performing other audit review or attest services, (ii) compensate any advisers employed by the Committee and (iii) reimburse the Committee for its administrative expenses.

      o The Committee shall meet as often as it determines, but not less frequently than quarterly.

      o The Committee may form and delegate authority to subcommittees when appropriate.

      o The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      o The Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly.

      o The Committee may meet with the Company's investment bankers or financial analysts who follow the Company.

      o The Committee shall make regular reports to the Board and shall submit the minutes of its meetings to the Board.

      o The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

      o The Committee shall provide a copy of the Charter to be included as an appendix to the Company's proxy statement.

      o The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      o The Committee shall annually review and evaluate the Committee's own performance.

The Committee's policies and procedures shall remain flexible in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices are in accord with all requirements and are of the highest quality. In carrying out its responsibilities, the Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

      1. Review and discuss with management and the independent auditor, prior to filing, the annual audited financial statements, including disclosures made in the Company's annual report on Form 10-K and management's discussion and analysis.

      2. Recommend to the Board of Directors, based upon a review of the Company's audited financial statements and discussions with management and the independent auditor, and a written statement provided by management, whether the audited financial statements should be included in the Company's annual report on Form 10-K.

      3. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

      4. Obtain from the independent auditor a report of all critical accounting policies and practices, all alternative treatments of financial information that have been discussed and the ramifications of such alternate treatments, including the treatment preferred by the independent auditor, and all material communications between the independent auditor and management.

      5. Review analyses prepared by management setting forth the significant financial reporting issues or judgments made in connection with the financial statements.

      6. Approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, management, or the internal auditors.

      7. Discuss with management, prior to release, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

      8. Discuss with management and the independent auditor the effect of regulatory and accounting developments as well as off-balance sheet structures on the Company's financial statements.

      9. Inquire of management, the internal auditor, and the independent auditor about any potential financial risks or exposures and assess the steps management should take or has taken to identify and minimize such risk.

      10. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including the management letter provided by the independent auditor and the Company's response to that letter, and any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      11. Discuss with management, the internal auditor and the independent auditor the adequacy and effectiveness of the Company's internal controls.

      12. Review with the Chief Executive Officer and the Chief Financial Officer the Company's disclosure controls and procedures and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such disclosure controls and procedures.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

      13. Review the experience and qualifications of the senior members of the independent auditor team.

      14. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any issues raised in clause (b) above, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

      15. Adopt a policy of rotating the lead and concurring audit partner every five years and consider whether in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

      16. Recommend to the Board guidelines that would prohibit the Company from hiring any employee or former employee of the independent auditor in a "financial reporting oversight role" if the employee or former employee provided more than ten hours of audit, review or attest services to the Company within the one year preceding the commencement of the Company's then current year's audit.

      17. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

      18. Meet with the independent auditor and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion, review the audit, including the comments or recommendations of the independent auditor.

OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

      19. Review the appointment and, if necessary, the replacement of the senior internal auditing executive.

      20. Review the significant reports to management prepared by the internal auditing department and management's responses.

      21. Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

      22. Review the internal audit function, including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditor.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

      23. Obtain from the independent auditor assurance that it is not aware of any circumstances that would require reporting under Section 10A of the Securities Exchange Act of 1934.

      24. Obtain reports from management and the Company's senior internal auditing executive that the Company is in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics and advise the Board with respect to such compliance.

      25. Review with management and the independent auditor and approve all transactions or courses of dealing with parties related to the Company.

      26. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      27. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Additionally, the Committee shall ensure that all such complaints are treated confidentially and anonymously, as set forth in Section 301 of the Act.

      28. Discuss with the Company's counsel legal and regulatory matters that may have a material impact on the Company's financial statements, and compliance policies and programs, including corporate securities trading policies.

      29. Perform any other activities consistent with this Charter as the Committee or the Board may deem necessary or appropriate.

IV. LIMITATION OF COMMITTEE'S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the Company's management and the independent auditor.

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




                      [This Page Intentionally Left Blank]

                       ANNUAL MEETING OF SHAREHOLDERS OF


                                    SYMS CORP

                                  JULY 15, 2004



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.


--------------------------------------------------------------------------------

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1. The election of the following persons as Directors of the Company to serve for the respective terms set forth in the accompanying Proxy Statement:



[_]  FOR ALL NOMINEES              0   NOMINEES:
                                   0   Sy Syms
[_]  WITHHOLD AUTHORITY            0   Marcy Syms
     FOR ALL NOMINEES              0   Antone F. Moreira
                                   0   Harvey A. Weinberg
[_]  FOR ALL EXCEPT                0   Amber M. Brookman
     (See instructions below)      0   Wilbur L. Ross, Jr.




INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each  nominee you wish to withhold, as shown here:
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that [_] changes to the registered name(s) on the account may not be submitted via this method.

2.   To ratify the appointment of BDO Seidman, LLP as    FOR    AGAINST  ABSTAIN
     independent  accountants  of the Company for the
     fiscal year ending February 26, 2005.               [_]      [_]      [_]


3.   To vote  on a  Shareholder  Proposal  requesting
     indexed  options,  if properly  presented at the    [_]      [_]      [_]
     meeting.

4. In their discretion with respect to any other matter that may properly come before the meeting or any and all adjournment(s) or postponement(s) thereof.



Signature of Shareholder                            Date:
                         --------------------------      -----------------------
Signature of Shareholder                            Date:
                         --------------------------      -----------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                    SYMS CORP

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 15, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the "Company"), hereby appoints Sy Syms and Marcy Syms, and each of them with full power to act without the other, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on July 15, 2004 at 10:30 a.m., at the offices of Syms Corp, Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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